UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 23, 2011

ROCK-TENN COMPANY

(Exact name of registrant as specified in its charter)

Georgia	001-12613	62-0342590
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia 30071
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On January 23, 2011, Rock-Tenn Company, a Georgia corporation (“RockTenn”), Sam Acquisition, LLC, a Delaware limited liability company and wholly-owned subsidiary of RockTenn (“Merger Sub”), and Smurfit-Stone Container Corporation, a Delaware corporation (“Smurfit-Stone”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to certain conditions, Smurfit-Stone will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly-owned subsidiary of RockTenn.

At the effective time of the Merger, each share of Smurfit-Stone common stock, par value $0.001, issued and outstanding immediately prior to the effective time of the Merger (except for shares of Smurfit-Stone common stock owned by RockTenn, Merger Sub or Smurfit-Stone, in each case other than in a fiduciary capacity, and except for dissenting shares), will be converted into the right to receive (a) $17.50 in cash and (b) 0.30605 of a share of RockTenn Class A common stock, par value $0.01 per share (collectively, the “Merger Consideration”).

In addition, at the effective time of the Merger, each outstanding option to purchase Smurfit-Stone common stock under Smurfit-Stone’s equity-based compensation plans will be assumed by RockTenn and be converted into an option to purchase a number of shares of RockTenn common stock (an “Assumed Stock Option”) equal to the product of (i) the number of shares of Smurfit-Stone common stock subject to the option and (ii) the Equity Award Exchange Ratio (as defined below), rounded down to the nearest whole share. The per share exercise price for RockTenn common stock issuable upon the exercise of such Assumed Stock Option will be equal to (i) the per share exercise price of Smurfit-Stone common stock at which the option was exercisable immediately prior to the effective time of the Merger divided by (ii) the Equity Award Exchange Ratio, rounded up to the nearest whole cent. Except as set forth above, each Assumed Stock Option will be subject to the same terms and conditions as were applicable to the corresponding option to purchase Smurfit-Stone common stock immediately prior to the effective time of the Merger; provided, that each outstanding option granted prior to the date of the Merger Agreement will vest and become exercisable as of the effective time of the Merger as contemplated by Smurfit-Stone’s stock plans and each outstanding option granted on or after the date of the Merger Agreement will continue to vest in accordance with its normal vesting schedule. The “Equity Award Exchange Ratio” is the sum of (x) 0.30605 and (y) the quotient of $17.50 divided by the average, rounded to the nearest one ten thousandth, of the closing sale prices of RockTenn Class A common stock on the New York Stock Exchange (the “NYSE”) as reported by The Wall Street Journal for the five full NYSE trading days immediately preceding, but not including, the date on which the Merger becomes effective.

The restrictions on each Smurfit-Stone restricted stock unit award with respect to shares of Smurfit-Stone common stock that are outstanding at the effective time of the Merger and that were granted prior to the date of the Merger Agreement will lapse at the effective time of the Merger and each such restricted stock unit award will be converted into the right to receive, with respect to each share of Smurfit-Stone common stock underlying such restricted stock unit award, the Merger Consideration on the same terms as other shares of Smurfit-Stone common stock, subject to certain specified tax withholdings. In addition, at the effective time of the Merger, each Smurfit-Stone restricted stock unit award that is outstanding immediately prior to the effective time of the Merger and that was granted on or after the date of the Merger Agreement will be converted into a restricted stock unit award, on the same terms and conditions applicable to such Smurfit-Stone restricted stock unit award immediately prior to the effective time of the Merger (including applicable vesting requirements), with respect to a number of shares of RockTenn common stock that is equal to the number of shares of Smurfit-Stone common stock subject to the award prior to the effective time of the Merger multiplied by the Equity Award Exchange Ratio, rounded to the nearest whole share.

At the effective time of the Merger, with respect to shares of Smurfit-Stone common stock that have been reserved in accordance with Smurfit-Stone’s Joint Plan of Reorganization for Smurfit-Stone Container Corporation and its Debtor Subsidiaries and Plan of Compromise and Arrangement for Smurfit-Stone Container Canada Inc. and Affiliated Canadian Debtors, as amended (the “Plan of Reorganization”), and the related confirmation order, RockTenn will deposit the cash portion of the Merger Consideration with the disbursing agent named in the Plan of Reorganization and have reserved a sufficient number of shares of common stock to deliver the common stock component of the Merger Consideration in accordance with the conversion of such Smurfit-Stone common stock reserved under the Plan of Reorganization.

On or prior to the effective time of the Merger, the board of directors of RockTenn (the “RockTenn Board”) will cause the number of directors that will comprise the full RockTenn Board to be increased by three members and, at such time, the RockTenn Board will cause the vacancies created by such increase to be filled by individuals reasonably designated by Smurfit-Stone prior to the effective time of the Merger; provided, however, that such designees satisfy the requirements imposed by RockTenn’s corporate governance policies and procedures, including the approval of RockTenn’s corporate governance and nominating committee. Notwithstanding the foregoing, RockTenn may, to the extent permitted by its Articles of Incorporation and Bylaws, elect to fill any vacancy on the RockTenn Board at the effective time of the Merger through the appointment of a Smurfit-Stone designee in lieu of increasing the size of the RockTenn Board, so long as the result is to include three Smurfit-Stone designees on the RockTenn Board as of the effective time of the Merger.

The Merger Agreement contains customary representations and warranties of RockTenn, Smurfit-Stone and Merger Sub. The Merger Agreement also contains customary covenants and agreements, including covenants relating to (a) the conduct of each of RockTenn and Smurfit-Stone’s respective businesses between the date of the signing of the Merger Agreement and the closing of the Merger, (b) non-solicitation of competing acquisition proposals and (c) the efforts of the parties to cause the Merger to be completed. The Merger is also intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The respective boards of directors of RockTenn and Smurfit-Stone have unanimously approved the Merger Agreement. The Smurfit-Stone board has agreed to recommend that the Smurfit-Stone stockholders’ approve the Merger Agreement and the transactions contemplated thereby, including the Merger. In addition, RockTenn has agreed to recommend that the RockTenn stockholders’ approve the issuance of the RockTenn common stock as required pursuant to certain listing standards of the New York Stock Exchange. The completion of the Merger is subject to the satisfaction or waiver of customary closing conditions, including (i) the approval and adoption by Smurfit-Stone’s stockholders of the Merger Agreement, (ii) the approval of RockTenn’s stockholders of the issuance of RockTenn’s shares required to be issued in connection with the Merger Agreement, (iii) the effectiveness of a registration statement on Form S-4, (iv) the expiration or termination of the Hart-Scott-Rodino Antitrust Improvements Act waiting period, (v) approval for listing on the NYSE of the shares of RockTenn common stock issuable in connection with the Merger and (vi) absence of certain orders or regulations prohibiting the closing of the Merger. Consummation of the Merger is not conditioned on receipt of financing by RockTenn.

The Merger Agreement contains certain termination rights for both RockTenn and Smurfit-Stone and provides that, under certain circumstances, each of RockTenn and Smurfit-Stone, as the case may be, may be required to pay a termination fee of $120,000,000.

The Merger Agreement has been filed to provide security holders with information regarding its terms. It is not intended to provide any other factual information about RockTenn, Smurfit-Stone or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Merger Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to shareholders and (d) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by RockTenn or Smurfit-Stone. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of RockTenn or Smurfit-Stone.

The description herein of the Merger Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Merger Agreement filed as Exhibit 2.1 hereto.

Commitment Letter

In connection with the Merger, on January 23, 2011, RockTenn entered into a commitment letter (the “Commitment Letter”) with Wells Fargo Bank, WF Investment Holdings, LLC, Wells Fargo Securities, LLC, SunTrust Bank, SunTrust Robinson Humphrey, Inc., and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (collectively, the “Lending Parties”), pursuant to which the Lending Parties have committed to provide new senior secured credit facilities in an aggregate principal amount of $3.7 billion, consisting of a $1.20 billion revolving credit facility with a 5-year term; a $1.25 billion, 5-year term loan facility; and a $1.25 billion, 6-year term loan facility. The borrowings under the new credit facilities will be used to finance the Merger in part, to repay outstanding indebtedness of Smurfit-Stone and to refinance RockTenn’s existing credit facilities, and to pay for fees and expenses incurred in connection with the Merger and related transactions. The revolving credit facility will be used to finance a portion of the Merger and the related transactions and ongoing working capital and for other general corporate purposes. The commitments of the Lending Parties under the Commitment Letter are subject to conditions, including the absence of an occurrence of a material adverse event with respect to Smurfit-Stone and the accuracy of specified corporate representations of RockTenn.

Press Release

On January 23, 2011, RockTenn and the Smurfit-Stone issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Information

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. RockTenn and Smurfit-Stone caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements regarding the anticipated closing date of the transaction, the successful closing of the transaction and the integration of Smurfit-Stone as well as opportunities for operational improvement including but not limited to cost reduction and capital investment, the strategic opportunity and perceived value to RockTenn and Smurfit-Stone’s shareholders of the transaction, the opportunity to recognize benefits from Smurfit-Stone’s NOLs, the transaction’s impact on, among other things, RockTenn’s business mix, margins, transitional costs and integration to achieve the synergies and the timing of such costs and synergies and earnings. With respect to these statements, RockTenn and Smurfit-Stone have made assumptions regarding, among other things, whether and when the proposed transaction will be approved; whether and when the proposed transaction will close; the availability of financing on satisfactory terms; the amount of debt RockTenn will assume; the results and impacts of the acquisition; preliminary purchase price allocations which may include material adjustments to the preliminary fair values of the acquired assets and liabilities; economic, competitive and market conditions generally; volumes and price levels of purchases by customers; competitive conditions in RockTenn and Smurfit-Stone’s businesses and possible adverse actions of our respective customers, competitors and suppliers. Further, RockTenn and Smurfit-Stone’s businesses are subject to a number of general risks that would affect any such forward-looking statements including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management’s assumptions are more particularly described in RockTenn and Smurfit-Stone’s filings with the Securities and Exchange Commission, including under the caption “Business – Forward-Looking Information” and “Risk Factors” in RockTenn’s Annual Report on Form 10-K for the most recently ended fiscal year and “Business – Risk Factors” and “Forward-Looking Information” in Smurfit-Stone’s Annual Report on Form 10-K for the most recently ended fiscal year. The information contained herein speaks as of the date hereof and neither RockTenn nor Smurfit-Stone have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, RockTenn and Smurfit-Stone will be filing documents with the Securities and Exchange Commission (the “SEC”), including the filing by RockTenn of a registration statement on Form S-4 that will include a joint proxy statement of RockTenn and Smurfit-Stone that also constitutes a prospectus of RockTenn. RockTenn and Smurfit-Stone stockholders are urged to read the registration statement on Form S-4 and the related joint proxy statement/prospectus when they become available, as well as other documents filed with the SEC, because they will contain important information. The final joint proxy statement/prospectus will be mailed to stockholders of RockTenn and stockholders of Smurfit-Stone. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov, or by contacting RockTenn Investor Relations at (678) 291-7900 or Smurfit-Stone Investor Relations at (314) 656-5553 or Smurfit-Stone Media Relations at (314) 656-5827.

Participants in the Merger Solicitation

RockTenn, Smurfit-Stone and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information concerning RockTenn’s executive officers and directors is set forth in its definitive proxy statement filed with the SEC on December 17, 2010. Information concerning Smurfit-Stone’s executive officers and directors is set forth in its annual report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on March 2, 2010, and in its current report on Form 8-K filed on July 7, 2010. Additional information regarding the interests of participants of RockTenn and Smurfit-Stone in the solicitation of proxies in respect of the transaction will be included in the above-referenced registration statement on Form S-4 and joint proxy statement/prospectus when it becomes available. You can obtain free copies of these documents from RockTenn and Smurfit-Stone using the contact information above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 23, 2011, by and among, Rock-Tenn Company, Sam Acquisition, LLC and Smurfit-Stone Container Corporation.[1]

99.1	Press Release dated January 23, 2011

1 The schedules of the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. RockTenn agrees to furnish, supplementally, a copy of any schedule omitted from the Merger Agreement to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2011

ROCK-TENN COMPANY

By	/s/ Steven C. Voorhees
	Name:	Steven C. Voorhees
	Title:	Executive Vice-President, Chief Financial Officer and Chief Administrative Officer (Principal Financial Officer)